SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:            July 27, 1998

ADVANTA Home Equity Loan Trust 1998-1

New York                     333-37107-02                  "Pending"

c/o ADVANTA Mortgage Corp., USA
Attn:  William P. Garland
16875 West Bernardo Drive
San Diego, Ca  92127

(619) 674-1800



Item 5.                    Other Events

Information relating to the distributions to Certificate holders for the June, 1998 Monthly Period of the Trust in respect of the Home Equity Loan Pass-Through Certificates, Series 1998-1
Class A (the "Certificates") issued by the Registrant and the performance of the Trust (including distributions of principal and interest, delinquent balances of Home Equity Loans, and the Subordinated amount remaining), together with certain other information relating to the certificates, is contained in the Monthly Report for the Monthly Period provided to certificateholders pursuant to the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1998 between ADVANTA Mortgage Corp.,
USA as Servicer, and Bankers Trust Company, as Trustee.


Item 7.                    Financial Statements, Exhibits

           Exhibit No.                     Exhibit

                        1. Monthly Report for the June, 1998 Monthly Period
                           relating to the Home Equity Loan Pass-Through Certificates Series 1998-1, Class A issued by the ADVANTA Home Equity Loan Trust 1998-1.


                                           EXHIBIT INDEX

Exhibit

    1.     Monthly Report for the June, 1998 Monthly
           Period relating to the Home Equity Loan Pass-Through
           Certificates, Series 1998-1, Class A issued by the
           ADVANTA Home Equity Loan Trust 1998-1.





                                           SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



ADVANTA Home Equity Loan Trust 1998-1

BY:        ADVANTA Mortgage Corp., USA




BY:        /s/ William P. Garland
           William P. Garland
           Senior Vice President
           Loan Service Administration



July 31, 1998

                                           EXHIBIT 1


           ADVANTA Mortgage Loan Trust 1998-1

                      Statement to Certificateholders

           Original        Prior
           Face            Principal
Class      Value           Balance         Interest        Principal      Total
A-1        ###############################################################################
A-2        ###############################################################################
A-3        ###############################################################################
A-4        ###############################################################################
A-5        ###############################################################################
A-6        ###############################################################################
A-IO       ###############################################################################
A-7        ###############################################################################
A-8        ###############################################################################
M-1        ###############################################################################
M-2        ###############################################################################
B-1        ###############################################################################
RS         ###############################################################################

Totals     ###############################################################################

                                           Current         Pass-Through
           Realized        Deferred        Principal       Rates
Class      Losses          Interest        Balance         Current        Next
A-1        ################################################      5.756300%       5.756300%
A-2        ################################################      6.250000%       6.250000%
A-3        ################################################      6.270000%       6.270000%
A-4        ################################################      6.420000%       6.420000%
A-5        ################################################      6.600000%       6.600000%
A-6        ################################################      6.430000%       6.430000%
A-IO       ################################################      5.000000%       5.000000%
A-7        ################################################      5.866300%       5.866300%
A-8        ################################################      6.240000%       6.240000%
M-1        ################################################      6.056300%       6.056300%
M-2        ################################################      6.256300%       6.256300%
B-1        ################################################      6.806300%       6.806300%
RS         ################################################      0.000000%       0.000000%

Totals     ################################################

                           Prior                                                          Current
                           Principal                                                      Principal
Class      CUSIP           Balance         Interest        Principal      Total           Balance
A-1           00755WER3          881.247618         4.50909      49.637038       54.146128      831.61058
A-2           00755WES1                1000        5.208333              0        5.208333           1000
A-3           00755WET9                1000           5.225              0           5.225           1000
A-4           00755WEU6                1000            5.35              0            5.35           1000
A-5           00755WEV4                1000             5.5              0             5.5           1000
A-6           00755WEW2                1000        5.358333              0        5.358333           1000
A-IO          00755WFC5                1000        4.166667              0        4.166667              0
A-7           00755WEX0          952.438478         4.96648      19.337675       24.304155     933.100803
A-8           00755WEY8                1000             5.2              0             5.2           1000
M-1           00755WEZ5                1000        5.383378              0        5.383378           1000
M-2           00755WFA9                1000        5.561156              0        5.561156           1000
B-1           00755WFB7                1000        6.050044              0        6.050044           1000
RS            AM9801113                   0               0              0               0              0

Delinquent Loan Information:
                                                           90+ Days       Loans           Loans
                           30-59           60-89           excldg f/c,REO in              in
                           Days            Days            & Bkrptcy      REO             Foreclosure
Group 1    Principal Balanc##############################################################################
           % of Pool Balanc        2.03071%        0.56627%       0.06848%        0.00000%       0.06135%
           Number of Loans              185              55              8               0             61
           % of Loans              2.26189%        0.67245%       0.09781%        0.00000%       0.74581%
Group 2    Principal Balanc##############################################################################
           % of Pool Balanc        2.48112%        0.84086%       0.31001%        0.00000%       0.95431%
           Number of Loans              114              33             10               0             50
           % of Loans              2.56699%        0.74308%       0.22517%        0.00000%       1.12587%

                                           Loans in Bankrup       Group 1         1,228,300.18
                                                                  Group 2            697,108.45
                                                                          ################

General Mortgage Loan Information:
                                                               Group I        Group II         Total
Beginning Aggregate Mortgage Loan Balance                     487,057,852.    388,590,572.   875,648,425.
Principal Reduction                                              5,807,177        5,183,43###############
Ending Aggregate Mortgage Loan Balance                        481,250,674.################   864,657,808.

Beginning Aggregate Mortgage Loan Count                               8279            4498          12777
Ending Aggregate Mortgage Loan Count                                  8179            4441          12620

Current Weighted Average Coupon Rate                            10.559886%      10.460409%     10.515740%
Next Weighted Average Coupon Rate                               10.551795%      10.460757%     10.511427%

Mortgage Loan Principal Reduction Information:
                                                               Group I        Group II         Total
Scheduled Principal                                                 679,31           192,6###############
Curtailments                                                                              ###############
Prepayments                                                      5,096,462        4,990,96###############
Repurchases/Substitutions                                             31,4                ###############
Liquidation Proceeds                                                                      ###############
Other Principal                                                                           ###############

Less: Realized Losses                                                                     ###############
Less: Delinquent Principal not Advanced by Servicer                                       ###############

Total Principal Reduction                                        5,807,177        5,183,43###############

Servicer Information:
                                                               Group I        Group II         Total
Accrued Servicing Fee for the Current Period                        202,94           161,9###############
Less: Amounts to Cover Interest Shortfalls                             2,8                ###############
Less: Delinquent Service Fees                                         34,6            27,2###############
Collected Servicing Fees for Current Period:                        165,41           134,3###############

Advanced Principal                                                    52,6            10,9###############
Advanced Interest                                                   753,00           574,8###############

                           Other           Subordination
           Prepayment      Unscheduled     Increase        Applied        Realized Loss   Unpaid
           Principal       Principal       Principal       Realized Loss  Amortization    Realized Loss
Class      Distributed     Distributed     Distributed     Amount         Amount          Amount
A-1                5,311,87            16,4
A-2
A-3
A-4
A-5
A-6
A-IO
A-7                4,775,55            14,7
A-8
M-1
M-2
B-1


Total      ##############################################################################################

                                                Prior                         Current         Target
                Has a           Senior        Overcolla-        Extra        Overcolla-     Overcolla-
            Trigger Event    Enhancement     Teralization     Principal     Teralization   Teralization
               Occurred       Percentage        Amount       Distributed       Amount         Amount
Group I          N/A             N/A               4,039,44      1,290,918###############################
Group II          NO          19.973332%           4,285,87      1,197,994###############################

Total                                      ##############################################################

TOTAL AVAILABLE FUNDS:
           Current Interest Collected:                     ###############

           Principal Collected:                            ###############

           Insurance Proceeds Received:                    ###############

           Net Liquidation Proceeds:                       ###############

           Delinquency Advances on Mortgage Interest:      ###############

           Delinquency Advances on Mortgage Principal      ###############

           Substitution Amounts:                           ###############

           Trust Termination Proceeds:                     ###############

           Investment Earnings on Certificate Account:     ###############

           Capitalized Interest Requirement:               ###############

           Pre-Funding Account:                            ###############

           Sum of the Above Amounts:                                      ################

LESS:

           Servicing Fees (including PPIS):                ###############

           Dealer Reserve:                                 ###############

           Trustee Fees:                                   ###############

           Insurance Premiums:                             ###############

           Reimbursement of Delinquency Advances:          ###############

           Reimbursements of Servicing Advances:           ###############

           Total Reductions to Available Funds Amount:                    ################

           Total Available Funds:                                                         ###############